Income tax	12 Months Ended
Dec. 31, 2021
Income tax [Abstract]
Income tax
1 3	Income tax

	2021	2020	2019
Loss for the year before income taxes	$(7,553)	$(6,000)	$(5,524)
Statutory rate	27.00%	27.00%	27.00%

Expected income tax recovery	(2,039)	(1,620)	(1,491)
Permanent differences and other	(1,121)	551	(1,277)
Difference in foreign tax rates	24	84	73
Effect of change in future tax rates	—	—	—
Change in valuation allowance	3,136	985	2,695

Total income tax recovery	$—	$—	$—

	2021	2020	2019
Current income tax recovery	$—	$—	$—
Deferred income tax expense	—	—	—

Total income taxes	$—	$—	$—

The Company’s deferred income tax liability consisted of:

	2021	2020	2019
Deferred income tax assets:

Non-capital loss carryforward	$11,594	$11,803	$11,092
Resource expenditures	2,935	2,683	2,647
Equipment	280	278	272
Share issue and legal costs	14	26	15
Other	15,251	12,190	11,957

	30,074	26,980	25,983
Unrecognized tax a s sets	(30,074)	(26,939)	(25,954)

Net deferred income tax assets	—	41	29

Deferred income tax liabilities:
Foreign exchange on loan	—	(25)	(29)
Mineral property interests	—	(16)	—

Net deferred income tax liabilities	$—	$(41)	$(29)

Net deferred income tax	$—	$—	$—

The Company has available for deduction against future taxable income non-capital
losses of approximately $40.8 million (2020: $41.6 million) in Canada, $5.7 million (2020: $5.6 million) in Mongolia and $0.1 million (2020: $0.1 million) in Australia. These losses, if not utilized, will expire through 2041. Subject to certain restrictions, the Company also has foreign resource expenditures available to reduce taxable income in future years. Deferred tax benefits which may arise as a result of these losses, resource expenditures, equipment, share issue and legal costs have not been recognized in these consolidated financial statements.